                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D. C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  April 29, 1999

                                   VALENTIS, INC.
               (Exact name of registrant as specified in its charter)

                                      DELAWARE
                   (State or other jurisdiction of incorporation)

                 0-22987                               94-3156660
          (Commission File No.)             (IRS Employer Identification No.)

                                  863A MITTEN ROAD
                           BURLINGAME, CALIFORNIA  94010
               (Address of principal executive offices and zip code)

          Registrant's telephone number, including area code: (650) 697-1900

                          (FORMERLY KNOWN AS MEGABIOS CORP.)


                              -------------------------

ITEM 5.   OTHER EVENTS.

     Pursuant to a Certificate of Ownership and Merger filed with the Delaware Secretary of State and declared effective on April 29, 1999, Valentis, Inc., a wholly owned subsidiary of Megabios Corp., was merged with and into Megabios Corp. In connection with the merger, the corporate name of Megabios Corp. has been changed to "Valentis, Inc." Accordingly, all agreements, actions, filings and reports made after April 29, 1999 shall bear the name "Valentis, Inc." The symbol for Valentis' common stock as reported on the Nasdaq National Market, effective May 5, 1999, is "VLTS." Further information is available in a press release dated May 5, 1999, a copy of which is attached hereto as Exhibit 99.1 and the full text of which is incorporated by reference herein.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

 Exhibit  No.  Description
 3.1 Certificate of Ownership and Merger, merging Valentis, Inc., a wholly owned subsidiary of Megabios Corp., with and into Megabios
               Corp., as filed on April 29, 1999.

 4.1           Specimen Common Stock Certificate.

 99.1          Press Release dated April 30, 1999.




                                          2.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VALENTIS, INC.

Dated:  May 13, 1999          By:  /s/ Bennet L. Weintraub
                                   -------------------------------
                                   Bennet L. Weintraub
                                   Vice President, Finance and Chief
                                   Financial Officer


                                          3.